BJB INVESTMENT FUNDS
                                                                   ANNUAL REPORT
BJB GLOBAL INCOME FUND
AND BJB INTERNATIONAL EQUITY
FUND
                                                                OCTOBER 31, 1995
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

     I am pleased to be able to report that the performance of both BJB Investment Funds improved significantly during the second half of the fiscal year just ended. In particular, the BJB International Equity Fund's new portfolio manager and his team have made major changes in Fund holdings that have enhanced returns, as reported below.

     Overall, the past 12 months have not been a period when international investing has proved especially advantageous for U.S. investors. The domestic stock and bond markets have performed especially well, while foreign markets have been relatively sluggish in the aggregate. The weaker dollar, however, has provided some boost to international returns for dollar based investors. In any event, we believe the case for international diversification does not rest on the relative performance of domestic versus foreign markets over any period as short as a year or two, but rather turns on the potential for enhanced returns and reduced volatility shown by such portfolios over longer time periods. We continue to view the Funds as appropriate parts of a more generally diversified portfolio of domestic and international issues.

BJB INTERNATIONAL EQUITY FUND

     The BJB International Equity Fund ('Equity Fund') experienced two quite distinct performance periods for the 12 months ending October 31, 1995. For the first six months through April 1995, the Equity Fund decreased 15.75% and underperformed the Morgan Stanley EAFE index which had a negative performance of 0.44% for the same period. This underperformance was largely due to an overweighting in the emerging markets and an underweighting in Japan. Subsequent to the restructuring implemented by the new management team in April 1995, the Equity Fund's return was up 5.97% during a period when the EAFE index lost over 2% of its value. During the latter period, the Equity Fund also outperformed the Lipper International Equity Fund average by 1.32%. A key ingredient in the Equity Fund's outperformance over the past six months has been a major underweighting in the Japanese stock market in favor of European exposure during a period when European equity markets dramatically outperformed Japan in dollar terms.

     To date, 1995 has been a spectacular period for the US stock market with the Standard & Poors 500 Index up over 29% during a period when the EAFE index has returned less than 4%. We believe that international equities are poised to demonstrate once again to US investors the benefits of international diversification. The Japanese stock market is by far the largest equity market after the United States and it is finally showing signs of life, driven both by dramatic plunges in interest rates, and by an increasingly pragmatic response by its government to the banking crisis. The Equity Fund increased its exposure to Japanese equities from just above 10% in Mid September to 18% currently.

Although we remain well below the relative weighting of Japan in the EAFE index (over 40%), we are increasingly finding what we believe are high quality investments that are available at unusually reasonable valuations.

     We continue to view European markets as our most fertile area for Equity Fund investments. At fiscal year-end, 50% of the Equity Fund's assets were invested in equities in 15 different Western European nations. We find valuations for many European companies very attractive, particularly on a price to cash flow basis. However, buying value can sometimes be a fruitless exercise without a catalyst to turn value into return. We see two major factors which should drive European equity prices higher in the future: declining interest rates and corporate productivity enhancement. In recent weeks, there are growing signs across the Continent that Central Banks, including the critical German Bundesbank, will reduce interest rates in an effort to prevent incipient signs of weaker growth from derailing the economic recovery. For the corporate sector, a weak dollar has put pressure on competitiveness and profits, particularly in the hard currency countries in the European core. Strong currencies, however, are spurring a general drive to reduce costs and enhance productivity. Consequently, we envision an eventual rise in European corporate profitability, not unlike the US process that recently has been such a positive stimulus to stock prices here.

     We hold just over 8% of the Equity Fund's assets in emerging market equities, primarily in Asia. This is well below what we would view as a full weighting to developing country stocks, at around 20% of assets. Although we maintain a longer term view that emerging economies will grow faster than OECD countries, with commensurate relative returns for emerging stock markets, we are cautious currently. In Latin America, we have minimal exposure as we remain wary of the deep recessions in Mexico and Argentina and of the deflation of speculative bubbles in some of the smaller markets (i.e., Columbia, Peru). In Asia, we find deteriorating liquidity in many markets, and rising short term interest rates. Many Asian markets are quite sensitive to the behavior of leveraged local investors and we do not think they will be a positive influence in the near future. A notable exception is the Korean market, where attractive valuations and coming market reforms greatly increase our comfort level.

     The Equity Fund currently has investments in roughly 100 international equity securities, in 27 different countries. We believe this broad geographic and company diversification, among high quality global leaders in many industries, positions the shareholders of the Equity Fund not just to enjoy potentially attractive future returns, but to do so in a much more consistent manner going forward.

BJB GLOBAL INCOME FUND

     The BJB Global Income Fund returned 13.90% for the fiscal year ended October 31, 1995. This compares to a return of 10.33% on an equally blended Salomon Brothers World Government Bond Index and Lehman Brothers Intermediate Government/Corporate Index.

     The fund's underperformance occurred in the first six months of the reporting period when the return was 1.81%, which was less than the global index at 6.78%. The Japanese bond market, for the six months to April 30th , in US dollar terms returned 25.86%, a market your fund had sold due to our assessment of negative economic fundamentals. While the Japanese sales were too early, over the subsequent six months to October 30th, the Japanese bond market declined 13.25%, thus confirming our strategy to be out of this market.

     Towards the latter half of 1994 the fund maintained a defensive stance in an environment of rising interest rates, which began with the Federal Reserve's decision to raise Fed Funds in February 1994. Over the course of one year, culminating in February 1995, the Federal Reserve raised the Fed Funds rate by 225 basis points. While performance was mixed, bond markets began to recover in the fourth quarter of 1994. The fund moved to increased duration during the first quarter of 1995; this was accomplished through the purchase of long dated European bonds.

     During the second quarter of 1995, the US dollar began to consolidate at lower levels versus the yen and deutsche mark. The Bank of Japan began to intervene aggressively in the forex markets during June and July, and was joined by the US Federal Reserve on July 7th. We began to hedge back to the US dollar during July. US dollar exposure was increased to 50%, while total 'dollar-block' exposure, including Canada and New Zealand, totaled 65%.

     Economic data releases continue to suggest the G-7 economies are weaker than originally forecast. This is a very positive environment for bonds, especially as inflation pressures continue to abate. Our forecast could change as we enter 1996, especially if domestic demand in Japan and Germany accelerates, but to date there is little to suggest that this will occur.

     Our bond strategy is currently long duration at 5.5 years. The portfolio is overweighted in the European bond markets and underweighted in the Japanese and dollar markets. However, overweighted exposure to Europe has been hedged back to the US dollar so that our 'dollar-block' exposure currently is 68% of the total portfolio. With our forecast for further dollar strength, we expect the high yield markets to perform well and our holdings in Italy and Spain to remain unhedged.

     We wish to thank the Fund's shareholders for their continued support and assure you that the management will make every effort to sustain the improving performance.

                                         Sincerely,

                                         David E. Bodner
                                         President
                                         December 8, 1995

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
------------------------------------------------------------------------------

     It is the Income Fund's policy to distribute dividends of net investment income monthly and capital gains, if any, annually.

AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED) WITHOUT SALES CHARGE WITH SALES CHARGE
---------------------------------------- -------------------- -----------------
Year Ended 10/31/95.....................         13.90%               9.35%
Inception (7/1/92) through 10/31/95.....          6.80%               5.50%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains. Average annual total return figures shown with sales charge assume the deduction of the maximum 4.00% sales charge which applied to sales of Class A shares until September 28, 1995, the effective date of the Board of Trustees vote to eliminate all front-end sales charges and discontinue for an indefinite period of time the marketing and sale of Class B shares. (See Note 1 in the Notes to Financial Statements.) The Income Fund shares commenced operation on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92; without such waivers and reimbursements, total returns would be lower.

                        Growth of $10,000 invested in
                   Class A shares of BJB Global Income Fund
          vs. Salomon Brothers 3-7 Year World Government Bond Index
         and vs. a Blended Lehman Brothers and Salomon Brothers Index
                        July 1, 1992-October 31, 1995+

                             Salomon Brothers     Lehman
            Income Fund     3-7 Yr World Gov't   & Salomon
           Class A Shares       Bond Index       Combined
           --------------   ------------------   ---------

July 1992      10,000             10,000          10,000
Oct. 1992      10,486             10,383          10,442
Apr. 1993      10,781             10,967          10,840
Oct. 1993      11,341             11,459          11,130
Apr. 1994      11,018             11,612          10,751
Oct. 1994      10,939             12,104          10,776
Apr. 1995      11,690             13,608          11,542
Oct. 1995      12,460             13,867          11,889

------------------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains through October 31, 1995.
  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains.
  Effective August 1, 1995, the Income Fund changed its benchmark index for performance comparison from Salomon Brothers 3-7 Year World Government Bond Index to a blended benchmark consisting of 50% of the Salomon Brothers Government Bond Index and 50% of the Lehman Brothers Intermediate Government/Corporate Index. The benchmark was changed to a more comparable index given the portfolio composition of the Income Fund.
  NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------

     It is the Equity Fund's policy to distribute dividends of net investment income annually and capital gains, if any, annually.


AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED) WITHOUT SALES CHARGE WITH SALES CHARGE
---------------------------------------- -------------------- -----------------
Year Ended 10/31/95.....................      (10.35)%             (13.94)%
Inception (10/4/93) through 10/31/95....       (7.73)%              (9.53)%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains. Average annual total return figures shown with sales charge assume the deduction of the maximum 4.00% sales charge which applied to sales of Class A shares until September 28, 1995, the effective date of the Board of Trustees vote to eliminate all front-end sales charges and discontinue for an indefinite period of time the marketing and sale of Class B shares. (See Note 1 in the Notes to Financial Statements.) The Equity Fund shares commenced operation on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Advisor and/or Administrator. Without such waivers and reimbursements, total returns would be lower.

                        Growth of $10,000 invested in
               Class A shares of BJB International Equity Fund
                        vs. Morgan Stanley EAFE Index
                      October 4, 1993-October 31, 1995+



              Equity Fund      Morgan Stanley
             Class A Shares      EAFE Index
             --------------    --------------

Oct. 1993        10,000            10,000

Jan. 1994        13,067            10,802
Apr. 1994         9,608            10,708
July 1994         9,433            10,862
Oct. 1994         9,440            11,087
Apr. 1995         7,970            11,136
July 1995         8,663            11,436
Oct. 1995         8,463            10,869


------------------
+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains through October 31, 1995.
  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.
  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- 51.5%
                          FRANCE -- 11.0%
                          French Treasury Bill:
FRF            1,658,000  4.750% due 04/12/1999.............................................................   $   323,131
               4,000,000  7.000% due 10/12/2000.............................................................       832,387
               1,100,000  Government of France (STRIP),
                          0.000% due 10/25/2019.............................................................        32,427
               3,330,000  Government of France (B-TAN),
                          8.000% due 05/12/1998.............................................................       710,686
                                                                                                               -----------
                                                                                                                 1,898,631
                                                                                                               -----------
                          ITALY -- 9.3%
                          Government of Italy:
ITL        1,480,000,000  8.500% due 08/01/1999.............................................................       855,421
             500,000,000  9.500% due 12/01/1999.............................................................       297,252
USD              500,000  Republic of Italy (Global),
                          6.875% due 09/27/2023.............................................................       460,000
                                                                                                               -----------
                                                                                                                 1,612,673
                                                                                                               -----------
                          GERMANY -- 7.3%
                          Deutschland BundesRepublic:
DEM              566,000  7.375% due 01/03/2005.............................................................       425,996
                 497,000  6.000% due 06/20/2016.............................................................       309,368
                 849,000  6.250% due 01/04/2024.............................................................       532,998
                                                                                                               -----------
                                                                                                                 1,268,362
                                                                                                               -----------
                          NETHERLANDS -- 6.4%
                          Government of Netherlands:
NLG              400,000  7.750% due 03/01/2005.............................................................       275,639
               1,277,000  7.000% due 06/15/2005.............................................................       837,374
                                                                                                               -----------
                                                                                                                 1,113,013
                                                                                                               -----------

                       See Notes to Financial Statements.
                                       5

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- CONTINUED
                          UNITED KINGDOM -- 8.1%
                          United Kingdom Gilts:
GBP              364,000  9.500% due 10/25/2004 (Conversion)................................................   $   632,533
                 270,000  6.750% due 11/26/2004 (Treasury)..................................................       393,012
                 216,000  9.500% due 04/18/2005 (Conversion)................................................       375,242
                                                                                                               -----------
                                                                                                                 1,400,787
                                                                                                               -----------
                          DENMARK -- 3.9%
DKK            3,900,000  Kingdom of Denmark,
                          7.000% due 12/15/2004.............................................................       676,010
                                                                                                               -----------
                          SPAIN -- 3.5%
ESP           69,500,000  Government of Spain,
                          12.250% due 03/25/2000............................................................       601,948
                                                                                                               -----------
                          AUSTRALIA -- 2.0%
AUD              500,000  Government of Australia,
                          7.5% due 07/15/2005...............................................................       350,783
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $8,650,208)..................................     8,922,207
                                                                                                               -----------
FOREIGN CORPORATE BONDS -- 6.4%
                          FRANCE -- 4.4%
CAD            1,000,000  Banque National de Paris,
                          8.750% due 07/29/2002.............................................................       763,068
                                                                                                               -----------
                          MULTINATIONAL -- 2.0%
USD              300,000  International Bank for Reconstruction & Development,
                          9.000% due 06/29/2004.............................................................       349,125
                                                                                                               -----------
                          TOTAL FOREIGN CORPORATE BONDS (COST $1,093,121)...................................     1,112,193
                                                                                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.3%
                          Federal National Mortgage Association:
USD            1,000,000  5.300% due 12/10/1998.............................................................       982,500
USD            1,000,000  6.250% due 08/12/2003.............................................................       981,250
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,817,308)........................     1,963,750

                                                                                                               -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. TREASURY OBLIGATIONS -- 21.1%
USD              625,000  U.S. Treasury Bond,
                          7.625% due 02/15/2025.............................................................   $   725,644
                          U.S. Treasury Notes:
USD              800,000  5.875% due 07/31/1997.............................................................       803,072
USD              500,000  7.125% due 02/29/2000.............................................................       524,765
USD              500,000  5.500% due 04/15/2000.............................................................       495,030
USD            1,100,000  5.875% due 06/30/2000.............................................................     1,103,267
                                                                                                               -----------
                          TOTAL U.S. TREASURY OBLIGATIONS (COST $3,553,205).................................     3,651,778
                                                                                                               -----------
U.S. CORPORATE BONDS -- 7.7%
USD              350,000  Ford Motor Credit Co.,
                          6.250% due 11/08/2000.............................................................       348,907
USD              250,000  Prudential Plc,
                          7.125% due 08/16/2005.............................................................       256,563
USD              700,000  SmithKline Beecham--Euro Medium Term Note,
                          7.375% due 11/10/1997.............................................................       717,500
                                                                                                               -----------
                          TOTAL U.S. CORPORATE BONDS (COST $1,320,680)......................................     1,322,970
                                                                                                               -----------
TOTAL INVESTMENTS -- 98.0% (COST $16,434,522)*..............................................................    16,972,898
OTHER ASSETS AND LIABILITIES (NET) -- 2.0%..................................................................       353,739
                                                                                                               -----------
NET ASSETS -- 100.0%........................................................................................   $17,326,637
                                                                                                               -----------
                                                                                                               -----------

------------------
* Aggregate cost for federal tax purposes is $16,470,479.


                            GLOSSARY OF CURRENCIES


    AUD        --         Australian Dollar                  FRF        --
    CAD        --         Canadian Dollar                    GBP        --
    DEM        --         German Deutsche Mark               ITL        --
    DKK        --         Danish Krone                       NLG        --
    ESP        --         Spanish Peseta                     USD        --


           French Franc
           Great Britain Pound Sterling
           Italian Lira
           Netherland Guilder
           United States Dollar


                       See Notes to Financial Statements.
                                       7

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1995

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
               --------------------
EXPIRATION            LOCAL             VALUE IN     IN EXCHANGE     NET UNREALIZED
   DATE              CURRENCY             USD          FOR USD        DEPRECIATION
----------     --------------------     --------     -----------     --------------
 11/13/95          DKK 2,879,000         526,587       521,700          $ (4,887)
 11/16/95          DEM   800,000         568,279       562,984            (5,295)
 11/17/95          DEM   600,000         426,231       423,131            (3,100)
 11/20/95          DEM   610,000         433,401       432,318            (1,083)
 11/20/95          NLG   775,000         491,181       487,437            (3,744)
 11/20/95          NLG   610,000         386,606       385,673              (933)
 01/12/96          FRF 4,028,836         823,771       805,252           (18,519)
                                                                     --------------

             Net Unrealized Depreciation of Forward Foreign
 Exchange Contracts.............................................        $(37,561)
                                                                     --------------
                                                                     --------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- 89.1%
AUSTRALIA-2.5%
Australia & New Zealand Bank Group.....................................................           23,000      $   96,412
Lend Lease.............................................................................               45             626
The News Corporation Ltd...............................................................           19,064          96,186
Western Manufacturing Corp Holding Ltd*................................................            7,500          48,130
                                                                                                              ----------
                                                                                                                 241,354
                                                                                                              ----------
AUSTRIA-1.4%
Flughafen Wien AG......................................................................            1,200          77,025
Mayr-Melnhof*..........................................................................            1,000          58,334
                                                                                                              ----------
                                                                                                                 135,359
                                                                                                              ----------
BELGIUM-2.3%
Electrabel.............................................................................              350          78,530
Petrofina SA...........................................................................              200          62,824
Solvay Et Cie, Class A.................................................................              150          75,854
                                                                                                              ----------
                                                                                                                 217,208
                                                                                                              ----------
BRAZIL-2.2%
Cia Cervejaria Brahma..................................................................          250,000          91,751
Telecomunicacoes Brasileiras...........................................................            3,000         120,563
                                                                                                              ----------
                                                                                                                 212,314
                                                                                                              ----------
CANADA-1.5%
Barrick Gold Corp......................................................................            3,000          69,375
Seagrams Co. Ltd.......................................................................            2,200          79,475
                                                                                                              ----------
                                                                                                                 148,850
                                                                                                              ----------
DENMARK-0.8%
Tele Danmark, Class B..................................................................            1,500          78,182
                                                                                                              ----------
FINLAND-3.8%
Nokia (ORD)............................................................................            3,000         171,634

Repola.................................................................................            6,000         116,118
Valmet, Class A........................................................................            3,000          83,345
                                                                                                              ----------
                                                                                                                 371,097
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
FRANCE-5.4%
Alcatel Alsthom........................................................................              700      $   59,843
Compagnie Financiere de Paribas........................................................               82           4,516
Comptoirs Modernes.....................................................................              250          80,352
Credit Local de France.................................................................              900          71,322
Imetal.................................................................................              700          82,543
Lafarge Coppee.........................................................................              990          65,686
Michelin, Class B (REGD)...............................................................            2,000          80,864
SGS-Thomson Microelectronics*..........................................................            1,600          73,863
                                                                                                              ----------
                                                                                                                 518,989
                                                                                                              ----------
GERMANY-7.0%
Allianz AG Holdings....................................................................                3           5,547
Altana Ind-Aktien......................................................................              100          58,095
BASF AG................................................................................              200          43,864
BMW AG.................................................................................              100          53,588
Commerzbank AG.........................................................................              350          80,935
Kaufhof AG.............................................................................              150          51,317
Merck KGAA*............................................................................            4,000         166,939
Sap....................................................................................              500          79,211
Siemens AG.............................................................................              100          52,381
Veba AG................................................................................            2,000          82,036
                                                                                                              ----------
                                                                                                                 673,913
                                                                                                              ----------
HONG KONG-2.6%
First Pacific Co.......................................................................           50,000          57,555
Henderson Investment Ltd...............................................................          115,000          93,704
Swire Pacific Ltd, Class A.............................................................           13,000          97,519

                                                                                                              ----------
                                                                                                                 248,778
                                                                                                              ----------
INDIA-0.9%
Morgan Stanley India Fund..............................................................            9,400          82,250
                                                                                                              ----------
IRELAND-1.7%
Bank of Ireland........................................................................           14,347          95,277
Smurfit (Jefferson)....................................................................           24,000          66,444
                                                                                                              ----------
                                                                                                                 161,721
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
ITALY-2.7%
Benetton...............................................................................            6,000      $   62,150
Fiat SPA...............................................................................           25,000          81,488
Telecom Italia Mobile*.................................................................           35,000          58,932
Telicom Italia SPA (ORD)...............................................................           35,000          53,679
                                                                                                              ----------
                                                                                                                 256,249
                                                                                                              ----------

JAPAN-18.9%
Canon Inc..............................................................................            6,000         102,684
Fanuc Company..........................................................................            4,000         173,292
Hitachi Ltd............................................................................           10,000         102,684
Honda Motor Co Ltd.....................................................................            6,000         104,445
Jusco Co...............................................................................            5,000         117,354
Komatsu Ltd............................................................................           22,000         172,119
Kurita Water Industries................................................................            4,000         111,486
Nintendo Corp..........................................................................            1,500         110,312
Nippon Telegraph & Telephone Corp......................................................               14         114,870
Nissan Motors..........................................................................           25,000         168,696
Rohm Corp..............................................................................            2,000         120,874
Sankyo Co Ltd..........................................................................            5,000         110,019
Toshiba Corporation....................................................................           42,000         304,357

                                                                                                              ----------
                                                                                                               1,813,192
                                                                                                              ----------

MEXICO-0.5%
Grupo Posadas SA, Class L*.............................................................          180,000          52,800
                                                                                                              ----------

NETHERLANDS-4.2%
Baan Company NV*.......................................................................            1,200          51,279
Heineken NV............................................................................              600         106,356
International Nederlanden Group........................................................            1,500          89,358
KLM Royal Dutch*.......................................................................            2,560          84,437
Philips Gloeilampen Gem Bezit..........................................................            2,000          77,235
                                                                                                              ----------
                                                                                                                 408,665
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
NEW ZEALAND-1.8%
Carter Holt Harvey Ltd.................................................................           24,000      $   57,349
Lion Nathan............................................................................           27,000          61,310
Telecom New Zealand....................................................................           14,000          58,128
                                                                                                              ----------
                                                                                                                 176,787
                                                                                                              ----------
NORWAY-1.7%
Christiania Bank Og Kreditk............................................................           40,000          93,008
Norsk Hydro............................................................................            1,800          71,584
                                                                                                              ----------
                                                                                                                 164,592
                                                                                                              ----------
PHILIPPINES-0.5%
San Miguel Corporation, Class B (ORD)..................................................           15,000          49,596
                                                                                                              ----------
PORTUGAL-0.8%
Banco Commercial Portuguese (REGD).....................................................            6,000          81,381

                                                                                                              ----------
SINGAPORE-0.6%
First Capital Corporation..............................................................           20,000          54,069
                                                                                                              ----------
SOUTH KOREA-2.7%
Korea Electric Power--ADR..............................................................            5,000         122,500
Korea Fund.............................................................................            6,250         135,156
                                                                                                              ----------
                                                                                                                 257,656
                                                                                                              ----------
SPAIN-3.5%
Banco Popular Espanola.................................................................              500          79,379
Empresa Nacional de Electricidad.......................................................            1,500          74,549
Repsol SA..............................................................................            2,000          59,688
Telefonica de Espana (ORD).............................................................           10,000         126,090
                                                                                                              ----------
                                                                                                                 339,706
                                                                                                              ----------
SWEDEN-2.9%
Asea, Class A..........................................................................              700          70,063
Astra AB, Class A......................................................................            2,000          73,449
Ericsson Ab B..........................................................................            3,600          76,399
Ericsson Lm-B New*.....................................................................              360           7,640
SKF AB B...............................................................................            3,000          56,893
                                                                                                              ----------
                                                                                                                 284,444
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                                 SHARE          VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
COMMON STOCKS -- CONTINUED
SWITZERLAND-5.9%
Holderbank Financiere Glarus, Class B*.................................................              100      $   80,243
Nestle SA (REGD).......................................................................              190         198,935
Roche Holdings AG......................................................................               10         127,579
Winterthur (REGD)......................................................................              250         164,313
                                                                                                              ----------
                                                                                                                 571,070
                                                                                                              ----------

THAILAND-2.2%
Krung Thai Bank Ltd (Foreign)..........................................................           30,000         119,213
National Finance & Securities..........................................................           20,000          92,589
                                                                                                              ----------
                                                                                                                 211,802
                                                                                                              ----------
UNITED KINGDOM-8.1%
3I Group Plc (ORD).....................................................................           10,000          64,667
British Aerospace Plc (ORD)............................................................            7,000          78,470
British Airways Plc (ORD)..............................................................           10,000          71,940
British Petroleum Co Plc (ORD).........................................................           10,081          74,196
British Sky Broadcasting Plc (ORD).....................................................           15,000          89,648
Granada Group Plc (ORD)................................................................            7,000          74,762
Lloyds Bank Plc (ORD)..................................................................            8,098          99,677
Siebe Plc (ORD)........................................................................            7,083          84,272
Telewest Communications Plc (ORD)*.....................................................           25,000          69,964
Tesco Plc (ORD)........................................................................           15,000          71,150
                                                                                                              ----------
                                                                                                                 778,746
                                                                                                              ----------
TOTAL COMMON STOCKS (COST $8,412,636)..................................................                        8,590,770
                                                                                                              ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

                                                                                                                MARKET
                                                                                               PAR/SHARE        VALUE
DESCRIPTION                                                                                     AMOUNT         (NOTE 1)
---------------------------------------------------------------------------------------        ---------      ----------
WARRANTS -- 0.1%
HONG KONG
Henderson Investment Ltd, expires 3/31/96*.............................................           37,000      $      211
                                                                                                              ----------
SWITZERLAND
Holderbank Financiere Glarus, expires 12/20/95*........................................              500             572
                                                                                                              ----------
THAILAND
National Finance & Securities, expires 11/15/99*.......................................           20,000          11,921
                                                                                                              ----------
TOTAL WARRANTS (COST $0)...............................................................                           12,704
                                                                                                              ----------


CORPORATE CONVERTIBLE BOND--0.2%
SWITZERLAND
Winterthur -- (Virgin Island)......................................2.50%  12/31/98  CHF           15,360          15,981
                                                                                                              ----------
TOTAL CORPORATE CONVERTIBLE BOND (COST $13,199)........................................                           15,981
                                                                                                              ----------
TOTAL INVESTMENTS -- 89.4% (COST $8,425,835)**.........................................                        8,619,455
OTHER ASSETS AND LIABILITIES (NET) -- 10.6%............................................                        1,023,859
                                                                                                              ----------
NET ASSETS -- 100%.....................................................................                       $9,643,314
                                                                                                              ----------
                                                                                                              ----------

------------------
PORTFOLIO FOOTNOTES:

  ADR  American Depository Receipt
  ORD  Ordinary Shares
 REGD  Registered Shares

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes was $8,428,047.


                     GLOSSARY OF CURRENCIES

           JPY        --         Japanese Yen
           CHF        --         Swiss Franc
           USD        --         United States Dollar


                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1995
(PERCENTAGE OF NET ASSETS)

  At October 31, 1995, sector diversification of the Portfolio was as follows:

                                                                                                                  MARKET
                                                                                                   % OF NET       VALUE
                                                                                                    ASSETS       (NOTE 1)
                                                                                                   --------     ----------
INDUSTRY SECTOR:
  Electronics...................................................................................      10.8%     $1,043,740
  Communications................................................................................       9.8         947,547

  Banking.......................................................................................       9.5         910,478
  Transportation................................................................................       7.2         696,508
  Food and Beverage.............................................................................       6.2         597,263
  Utilities.....................................................................................       5.9         568,684
  Health........................................................................................       5.8         560,444
  Construction..................................................................................       5.6         542,784
  Finance.......................................................................................       5.0         484,939
  Retail Trade..................................................................................       5.0         479,639
  Paper and Forest Products.....................................................................       3.4         324,241
  Equipment.....................................................................................       3.3         319,718
  Metals and Mining.............................................................................       3.2         308,282
  Other.........................................................................................       2.3         221,798
  Insurance.....................................................................................       1.9         185,841
  Chemicals.....................................................................................       1.7         166,939
  Diversified...................................................................................       1.2         111,624
  Publishing....................................................................................       1.0          96,186
  Lodging.......................................................................................       0.6          52,800
                                                                                                   --------     ----------
TOTAL INVESTMENTS...............................................................................      89.4       8,619,455
OTHER ASSETS AND LIABILITIES (NET)..............................................................      10.6       1,023,859
                                                                                                   --------     ----------
NET ASSETS......................................................................................       100%     $9,643,314
                                                                                                   --------     ----------
                                                                                                   --------     ----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1995

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                        CONTRACTS TO RECEIVE
                        ---------------------
EXPIRATION                      LOCAL                     VALUE IN               IN EXCHANGE              NET UNREALIZED
   DATE                       CURRENCY                       USD                   FOR USD                (DEPRECIATION)
----------              ---------------------             ---------              -----------              --------------
 11/02/95                      JPY 74,209,223               725,960                 726,473                 $     (513)
                                                                                                          --------------

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL


                        CONTRACTS TO DELIVER
                        ---------------------
EXPIRATION                      LOCAL                     VALUE IN               IN EXCHANGE              NET UNREALIZED
   DATE                       CURRENCY                       USD                   FOR USD                 APPRECIATION
----------              ---------------------             ---------              -----------              --------------
 11/02/95                      JPY 74,209,223               725,960                 749,894                 $   23,934
                                                                                                          --------------

           Net Unrealized Appreciation of Forward Foreign Exchange Contracts................                $   23,421
                                                                                                          --------------
                                                                                                          --------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $16,434,522 and $8,425,835,
     respectively)....................................................................    $16,972,898         $  8,619,455
  Cash and foreign currency, at value (Cost $743,539 and $1,098,182, respectively)....        743,539            1,099,321
  Receivables:
     Investments sold.................................................................        411,336            --
     Interest and dividends...........................................................        433,186               11,885
     Tax reclaim......................................................................        --                    17,003
     Net unrealized appreciation of forward foreign exchange contracts................        --                    23,421
     Miscellaneous....................................................................        --                    20,704
  Other Assets:
     Unamortized organization costs (Note 6)..........................................         37,676               15,289
     Prepaid expense..................................................................         11,830                5,224
                                                                                         -------------    --------------------
     Total Assets.....................................................................     18,610,465            9,812,302
                                                                                         -------------    --------------------
LIABILITIES:
  Payables:
     Investments purchased............................................................      1,097,275               94,425
     Investment advisory fee payable (Note 2).........................................         28,529               11,909
     Custody and administration fee payable...........................................         58,873               35,422
     Distribution and shareholder servicing fees payable (Note 3).....................         11,356                5,556
     Net unrealized depreciation of forward foreign exchange contracts................         37,561            --

     Accrued expenses and other payables..............................................         50,234               21,676
                                                                                         -------------    --------------------
     Total Liabilities................................................................      1,283,828              168,988
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $17,326,637         $  9,643,314
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSETS CONSIST OF:
     Undistributed net investment income..............................................    $   672,807         $    (48,428)
     Accumulated net realized loss on investments sold, forward foreign exchange
      contracts and foreign currency transactions.....................................     (1,506,423)          (4,735,181)
     Net unrealized appreciation on investments, forward foreign exchange contracts,
      foreign currency transactions and net other assets..............................        508,223              218,298
     Par value........................................................................          1,431                  952
     Paid in capital in excess of par value...........................................     17,650,599           14,207,673
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $17,326,637        $  9,643,314
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
SHARES OUTSTANDING....................................................................      1,430,581              952,390
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     12.11         $      10.13
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
  Interest............................................................................    $ 1,452,007         $     12,264
  Dividends+..........................................................................             --              179,223
                                                                                         -------------    --------------------
                                                                                            1,452,007              191,487
EXPENSES:
  Investment advisory fee (Note 2)....................................................        130,501               93,521
  Custody and administration fees.....................................................        105,564               81,483
  Distribution and shareholder servicing fees (Note 3)
     Class A..........................................................................         50,114               23,382
     Class B..........................................................................            231                  113

  Transfer agent fees.................................................................         31,439               35,345
  Shareholder reports.................................................................         29,148               18,760
  Auditing fees.......................................................................         21,400               14,500
  Legal fees..........................................................................         18,120               12,189
  Amortization of organization costs (Note 6).........................................         22,697                5,552
  Insurance premium expense...........................................................         17,393                7,875
  Trustees' fees and expenses (Note 2)................................................          4,256                7,044
  Registration and filing fees........................................................            732               14,952
  Reimbursement from investment advisor (Note 2)......................................             --              (48,264)
                                                                                         -------------    --------------------
     Total Gross Expenses.............................................................        431,595              266,452
     Less: Fees paid indirectly (Note 2)..............................................        (20,723)             (16,447)
                                                                                         -------------    --------------------
     Net Expenses.....................................................................        410,872              250,005
                                                                                         -------------    --------------------
NET INVESTMENT INCOME (LOSS)..........................................................      1,041,135              (58,518)
                                                                                         -------------    --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions++..........................................................        906,994           (1,850,818)
     Forward foreign exchange contracts...............................................        224,831             (273,608)
     Foreign currency transactions....................................................       (201,403)              55,172
                                                                                         -------------    --------------------
       Net realized gain (loss) on investments........................................        930,422           (2,069,254)
                                                                                         -------------    --------------------
  Net change in unrealized appreciation (depreciation) of:
     Securities.......................................................................        492,835              339,469
     Forward foreign exchange contracts...............................................        (37,516)             170,466
     Currencies and net other assets..................................................        (15,816)             (30,492)
                                                                                         -------------    --------------------
       Net change in unrealized appreciation (depreciation) of investments............        439,503              479,443
                                                                                         -------------    --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................................      1,369,925           (1,589,811)
                                                                                         -------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................    $ 2,411,060         $ (1,648,329)
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

------------------

 + Net of foreign withholding tax of $26,756 for the Equity Fund.

++ Net of foreign capital gains withholding tax of $18,317 for the Equity Fund.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1995


                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)..........................................................    $ 1,041,135          $  (58,518)
Net realized gain (loss) on securities, forward foreign exchange contracts and foreign
  currency transactions...............................................................        930,422          (2,069,254)
Net change in unrealized appreciation of securities, forward foreign exchange
  contracts, foreign currency and net other assets....................................        439,503             479,443
                                                                                         -------------        -----------
Net increase (decrease) in net assets resulting from operations.......................      2,411,060          (1,648,329)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Class A shares...................................................................       (950,161)          --
     Class B shares...................................................................           (903)          --
FUND SHARE TRANSACTIONS:
  Net increase (decrease) from Fund share transactions (Note 5):
     Class A shares...................................................................    (12,750,548)         (3,540,598)
     Class B shares...................................................................        (26,996)            (13,361)
                                                                                         -------------        -----------
  Net decrease in net assets..........................................................    (11,317,548)         (5,202,288)
NET ASSETS:
Beginning of period...................................................................     28,644,185          14,845,602
                                                                                         -------------        -----------
End of period (including undistributed net investment income/(distributions in excess
  of net investment income) of $672,807 and $(48,428), respectively)..................    $17,326,637          $9,643,314
                                                                                         -------------        -----------
                                                                                         -------------        -----------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 1994

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)..........................................................    $ 1,667,845         $   (279,543)
Net realized loss on securities, forward foreign exchange contracts and foreign
  currency transactions...............................................................     (4,194,338)          (3,653,744)
Net unrealized appreciation (depreciation) of securities, forward foreign exchange

  contracts, foreign currency and net other assets....................................          5,766           (1,125,235)
                                                                                         -------------    --------------------
Net decrease in net assets resulting from operations..................................     (2,520,727)          (5,058,522)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Class A shares...................................................................       (929,096)           --
     Class B shares...................................................................           (160)           --
  Excess of net investment income:
     Class A shares...................................................................        --                   (39,853)
     Class B shares...................................................................        --                       (35)
  Capital (Note 1):
     Class A shares...................................................................     (2,195,555)                 (44)
     Class B shares...................................................................           (377)           --
FUND SHARE TRANSACTIONS:
  Net increase (decrease) from Fund share transactions (Note 5):
     Class A shares...................................................................    (23,416,935)           8,636,152
     Class B shares...................................................................         25,426               15,685
                                                                                         -------------    --------------------
  Net increase (decrease) in net assets...............................................    (29,037,424)           3,553,383
NET ASSETS:
Beginning of year.....................................................................     57,681,609           11,292,219
                                                                                         -------------    --------------------
End of year (including (distributions in excess of net investment income)/undistributed net investment income of ($1,697) and $146,420,
  respectively).......................................................................    $28,644,185         $ 14,845,602
                                                                                         -------------    --------------------
                                                                                         -------------    --------------------

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEAR         YEAR         YEAR       PERIOD
                                                                                  ENDED        ENDED       ENDED        ENDED
                                                                                10/31/95#    10/31/94#    10/31/93    10/31/92*
                                                                                ---------    ---------    --------    ---------
Net Asset Value, beginning of period.........................................    $ 11.16      $ 12.28     $  12.36     $ 12.00
                                                                                ---------    ---------    --------    ---------
Income (Loss) from investment operations:
  Net investment income++....................................................       0.59         0.39         0.37        0.16
  Net realized and unrealized gain (loss) on securities......................       0.92        (0.81)        0.58        0.42
                                                                                ---------    ---------    --------    ---------
     Total income (loss) from investment operations..........................       1.51        (0.42)        0.95        0.58

Less Distributions:
Dividends from net investment income.........................................      (0.56)       (0.27)       (0.37)      (0.16)
Distributions from net realized capital gains................................      --           --           (0.66)      --
Distributions from Capital (Note 1)..........................................      --           (0.43)       --          (0.06)
                                                                                ---------    ---------    --------    ---------
     Total distributions.....................................................      (0.56)       (0.70)       (1.03)      (0.22)
                                                                                ---------    ---------    --------    ---------
Net Asset Value, end of period...............................................    $ 12.11      $ 11.16     $  12.28     $ 12.36
                                                                                ---------    ---------    --------    ---------
                                                                                ---------    ---------    --------    ---------
Total Return ***.............................................................      13.90%       (3.54)%       8.15%       4.86%
                                                                                ---------    ---------    --------    ---------
                                                                                ---------    ---------    --------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's).........................................    $17,327      $28,619     $ 57,682     $28,647
Ratio of net investment income to average net assets.........................       5.19%        3.29%        2.24%       3.95%+
Ratio of total expenses to average net assets**..............................       2.15%##      1.66%        1.78%       1.00%+
Portfolio turnover rate......................................................        319%         320%         291%         43%

------------------------------

   *  The BJB Global Income Fund commenced operations on July 1, 1992. On November 30, 1993, the Fund commenced selling
      Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.

  **  Annualized operating expenses before waiver of fees by the investment adviser, sub-investment adviser or administrator was 1.75% for the period ended October 31, 1992.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

  ++  Net investment income before waiver of fees by the investment adviser, sub-investment adviser or administrator was
      $0.13 for the period ended October 31, 1992.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

  ##  'Ratio of total expenses to average net assets' for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.05% for the year ended October 31,
      1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD         PERIOD
                                                                                                   ENDED          ENDED
                                                                                                 9/19/95**      10/31/94*
                                                                                                 ---------      ---------
Net Asset Value, beginning of period.....................................................         $ 11.16        $ 12.18
                                                                                                 ---------      ---------
Income (Loss) from investment operations:
  Net Investment income#.................................................................            0.33           0.29
  Net realized and unrealized gain (loss) on securities..................................            0.92          (0.73)
                                                                                                 ---------      ---------
       Total income (loss) from investment operations....................................            1.25          (0.44)
                                                                                                 ---------      ---------
Less Distributions:
Dividends from net investment income.....................................................           (0.40)         (0.23)
Distributions from Capital (Note 1)                                                                    --          (0.35)
                                                                                                 ---------      ---------
       Total distributions...............................................................           (0.40)         (0.58)
                                                                                                 ---------      ---------
Net Asset Value, end of period...........................................................         $ 12.01        $ 11.16
                                                                                                 ---------      ---------
                                                                                                 ---------      ---------
Total Return***..........................................................................           11.39%         (3.72)%
                                                                                                 ---------      ---------
                                                                                                 ---------      ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's).....................................................         $     0        $    25
Ratio of net investment income to average net assets+....................................            2.56%          2.56%
Ratio of total expenses to average net assets+...........................................            2.37%##        2.38%
Portfolio turnover rate..................................................................             319%           320%

------------------

   *  The BJB Global Income Fund commenced selling Class B shares on November 30, 1993.

  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $12.01 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.


  ##  'Ratio of total expenses to average net assets' for the period ended September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.28% for the period ended September
      19, 1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                         YEAR            YEAR       PERIOD
                                                                                         ENDED          ENDED        ENDED
                                                                                       10/31/95#       10/31/94    10/31/93*
                                                                                       ---------       --------    ---------
Net Asset Value, beginning of period................................................    $ 11.30        $  13.10     $ 12.00
                                                                                       ---------       --------    ---------
Income from investment operations:
  Net investment loss...............................................................      (0.06)++        (0.21)      (0.02)
  Net realized and unrealized gain (loss) on securities.............................      (1.11)          (1.56)       1.12
                                                                                       ---------       --------    ---------
     Total income (loss) from investment operations.................................      (1.17)          (1.77)       1.10
                                                                                       ---------       --------    ---------
Less distributions:
In excess of net investment income..................................................         --           (0.03)         --
                                                                                       ---------       --------    ---------
Net Asset Value, end of period......................................................    $ 10.13        $  11.30     $ 13.10
                                                                                       ---------       --------    ---------
                                                                                       ---------       --------    ---------
Total Return**......................................................................     (10.35)%        (13.53)%      9.17%
                                                                                       ---------       --------    ---------
                                                                                       ---------       --------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)................................................    $ 9,643        $ 14,831     $11,292
Ratio of net investment loss to average net assets..................................      (0.63)%         (1.26)%     (3.83)%+
Ratio of total expenses to average net assets.......................................       2.84%(b)(c)     2.16%       2.09%+
Portfolio turnover rate.............................................................        116%            169%         20%

------------------

   *  The BJB International Equity Fund commenced operations on October 4, 1993. On November 30, 1993, the Fund commenced selling Class B shares. Those shares in existence prior to November 30, 1993 were designated as Class A shares.


  **  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized

  ++  Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.11) for the year ended October 31, 1995.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the 'Ratio of total expenses to average net assets' would have been
      3.36% for the year ended October 31, 1995.

 (c)  'Ratio of total expenses to average net assets' for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.67% for the year ended October 31,
      1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD          PERIOD
                                                                                                  ENDED            ENDED
                                                                                                9/19/95**#       10/31/94*
                                                                                                ----------       ---------
Net Asset Value, beginning of period.........................................................     $11.30          $ 13.01
                                                                                                ----------       ---------
Income from investment operations:
  Net investment loss........................................................................      (0.03)++         (0.13)
  Net realized and unrealized gain (loss) on securities......................................      (1.02)           (1.55)
                                                                                                ----------       ---------
     Total loss from investment operations...................................................      (1.05)           (1.68)
                                                                                                ----------       ---------
Less Distributions:
In excess of net investment income...........................................................         --            (0.03)
                                                                                                ----------       ---------
Net Asset Value, end of period...............................................................     $10.25          $ 11.30
                                                                                                ----------       ---------
                                                                                                ----------       ---------
Total Return***..............................................................................      (9.29)%         (12.93)%
                                                                                                ----------       ---------

                                                                                                ----------       ---------

Ratios/Supplemental Data:
Net assets, end of period (in 000's).........................................................     $    0          $    15
Ratio of net investment loss to average net assets+..........................................      (0.27)%          (1.97)%
Ratio of total expenses to average net assets+...............................................       2.48%(b)(c)      2.86%
Portfolio turnover rate......................................................................        116%             169%

------------------

   *  The BJB International Equity Fund commenced selling Class B shares on November 30, 1993.

  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $10.25 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized

  ++  Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.07) for the period ended September 19, 1995.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method does not accord with results of operations.

 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the 'Ratio of total expenses to average net assets' would have been
      2.89% for the period ended September 19, 1995.

 (c)  'Ratio of total expenses to average net assets' for the period ended September 19, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses the expense ratio would have been 2.34% for the period ended September
      19, 1995.

                       See Notes to Financial Statements.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     BJB Investment Funds (the 'Trust') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company that currently offers two investment funds: BJB Global Income Fund (the 'Income Fund') and BJB International Equity Fund (the 'Equity Fund') (individually, a 'Fund' and collectively, the 'Funds'). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 30, 1992. The Income Fund commenced operations on July 1, 1992 and the Equity Fund commenced operations on October 4, 1993.

     Each Fund offered two classes of shares, Class A and Class B, to the general public until September 19, 1995, when the Class B shares of each Fund were completely redeemed. The Funds have discontinued for an indefinite period of time the marketing and sale of Class B shares. In addition, effective September 28, 1995, the Global Income Fund and the International Equity Fund eliminated all front-end and contingent deferred sales charges previously imposed on Class A and Class B shares, respectively, of the Funds. Prior to these changes, Class A shares sold with a front-end sales charge and Class B shares sold subject to a potential contingent deferred sales charge. Both classes of shares had identical rights and privileges except with respect to the effect of the respective sales charges on each class, if any, the distribution and/or service fees borne by each class, expenses allocable exclusively to each class, voting rights on matters affecting a single class and the exchange privilege of each class. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     Portfolio valuation: Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and distribution to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Income Fund declares and pays monthly dividends from its net investment income. The Equity Fund intends to declare and pay annually dividends from its net investment income. Both Funds will determine annually whether to distribute any net realized long-term capital gains in excess of net

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) realized short-term capital losses; however, each Fund currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986 for certain undistributed amounts. Income distributions and capital gain distributions on a Fund and class level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. Permanent differences incurred during the year ended October 31, 1995 resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, accumulated net realized loss, and paid-in capital as follows:

                                                                        INCREASE/(DECREASE)
                                                                         IN UNDISTRIBUTED      INCREASE/(DECREASE)     DECREASE
                                                                          NET INVESTMENT         IN ACCUMULATED       IN PAID-IN
                                                                              INCOME              REALIZED LOSS        CAPITAL
                                                                        -------------------    -------------------    ----------
Income Fund..........................................................        $ 584,433              $ 118,603         $ (703,036)
Equity Fund..........................................................         (136,330)               236,755           (100,425)

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. Federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Investment Management Inc. ('Julius Baer Investment Management') serves as the Income Fund's investment adviser pursuant to an investment advisory agreement. The Income Fund pays Julius Baer Investment Management a quarterly fee for its investment advisory services calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. Bank Julius Baer & Co., Ltd.--New York Branch ('Bank Julius Baer') serves as the Income Fund's servicing agent pursuant to a servicing agent agreement with Julius Baer Investment Management. Out of its advisory fee, Julius Baer Investment Management pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.15% of the Income Fund's average daily net assets.

     Bank Julius Baer serves as the Equity Fund's investment adviser pursuant to an investment advisory agreement. The Equity Fund pays Bank Julius Baer a quarterly fee for its investment advisory services calculated at an annual rate of 1.00% of the Equity Fund's average daily net assets. Beginning March 13, 1995, the adviser agreed to waive 0.50% of its fee.

     The Advisers have agreed that if, in any fiscal year, the expenses borne by a Fund exceed applicable expense limitations imposed by the securities regulations of any state in which shares of a Fund are registered or qualified for sale to the public, each of them would reduce the fees paid to them by such Fund to the extent required by such regulations in the proportion that the fee it retains bears to total management fees. The most restrictive annual expense limit applicable limits each Fund's allowable operating expenses (excluding interest, taxes, a portion of a Fund's 12b-1 distribution fees, a portion of a Fund's custodian expenses attributable to investments in foreign securities, brokerage commissions and extraordinary expenses) to 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund. For the year ended October 31, 1995, Bank Julius Baer was entitled to management fees of $93,521 from the Equity Fund. Of these fees, Bank Julius Baer waived $48,264.

     No director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliates of those entities received any compensation from the Trust for serving as an officer or Trustee of the Funds. The Funds pay each of the Trustees who is not a director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliate thereof an annual fee of $5,000 plus $250 for each Board of Trustees meeting attended. In addition, the Funds reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with the Board of Trustees meetings.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     The Funds have entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust. Under this arrangement, the Funds' custody fees are reduced when the Funds maintain cash on deposit at the custodian. For the year ended October 31, 1995, the Income Fund incurred net custody fees in the amount of $84,841, after receiving a credit of $20,723, pursuant to the expense offset arrangement, resulting in a total expense of $105,564. For the year ended October 31, 1995, the Equity Fund incurred net custody fees in the amount of $65,036, after receiving a credit of $16,447, pursuant to the expense offset arrangement, resulting in a total expense of $81,483. The assets deposited with Investors Bank & Trust under the expense offset arrangement could have been invested in an income-producing asset.

     For the year ended October 31, 1995, the Funds incurred total brokerage commissions of $95,165 of which $2,518 in total was paid to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the Adviser).

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services and Distribution Plan (the 'Plans') pursuant to Rule 12b-1 of the 1940 Act with respect to each class of shares of the Funds. Under the Plans, the Funds compensate certain financial institutions, including Funds Distributor Inc., for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. With respect to Class A shares of each Fund, a Fund may expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets of that class. For the year ended October 31, 1995 the Income Fund and Equity Fund incurred $50,114 and $23,382, respectively, in service and distribution fees for Class A shares. With respect to Class B shares of each Fund, a Fund could expend an aggregate amount on an annual basis not to exceed 0.75% of the value of the average daily net assets for that class. The Trust also approved a shareholder services plan, with respect to Class B Shares of each Fund. With respect to Class B Shares of each Fund, the Funds could expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets for that class. For the period ended September 19, 1995, the Income Fund and Equity Fund incurred $231 and $113, respectively, in service and distribution fees for Class B shares.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the year ended October 31, 1995, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $49,120,400    $57,347,461
Equity Fund.................................................................................    10,023,398     13,002,211

     Cost of purchases and proceeds from sales of long-term U.S. government securities, excluding short-term investments, during the year ended October 31, 1995, were $10,520,840 and $9,592,418, respectively for the Income Fund.

     At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                  UNREALIZED      UNREALIZED
                                                                                                 APPRECIATION    DEPRECIATION
                                                                                                 ------------    ------------
Income Fund...................................................................................     $513,940        $ 11,521
Equity Fund...................................................................................      647,987         456,579

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in shares of beneficial interest on the Income Fund and the Equity Fund which are divided into Class A shares and Class B shares were as follows:

                                                                        YEAR ENDED 10/31/95           YEAR ENDED 10/31/94
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Income Fund Class A shares:
Sold..............................................................       58,447    $    652,663     2,493,634    $ 30,076,574
Issued as reinvestment of dividends...............................       49,173         566,530       183,678       2,181,133
Redeemed..........................................................   (1,241,882)    (13,969,741)   (4,809,613)    (55,674,642)
                                                                     ----------    ------------    ----------    ------------
Net decrease......................................................   (1,134,262)   $(12,750,548)   (2,132,301)   $(23,416,935)
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

                                                                       PERIOD ENDED 9/19/95**        PERIOD ENDED 10/31/94*
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Income Fund Class B shares:
Sold..............................................................       --             --              3,097    $     35,024
Issued as reinvestment of dividends...............................           78    $        901            25             281
Redeemed..........................................................       (2,319)        (27,897)         (881)         (9,879)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................       (2,241)   $    (26,996)        2,241    $     25,426
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

                                                                        YEAR ENDED 10/31/95           YEAR ENDED 10/31/94
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Equity Fund Class A shares:
Sold..............................................................      267,288    $  2,763,238     2,632,331    $ 36,577,636
Issued as reinvestment of dividends...............................       --             --                237           2,703
Redeemed..........................................................     (627,941)     (6,303,836)   (2,181,597)    (27,944,187)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................     (360,653)   $ (3,540,598)      450,971    $  8,636,152
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------


                                                                       PERIOD ENDED 9/19/95**        PERIOD ENDED 10/31/94*

                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Equity Fund Class B shares:
Sold..............................................................       --             --              3,021    $     34,976
Issued as reinvestment of dividends...............................       --             --                  1              11
Redeemed..........................................................       (1,304)   $    (13,361)       (1,718)        (19,302)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................       (1,304)   $    (13,361)        1,304    $     15,685
                                                                     ----------    ------------    ----------    ------------
                                                                     ----------    ------------    ----------    ------------

------------------
 * The Income Fund and Equity Fund commenced selling Class B shares on November 30, 1993.

** The Income Fund's and Equity Fund's Class B shares were completely redeemed as of September 19, 1995.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. ORGANIZATIONAL COSTS

     All costs in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations, are being amortized on the straight-line method over a period of sixty months from July 1, 1992, the date that the Income Fund commenced operations, and from October 4, 1993, the date the Equity Fund commenced operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of initial shares outstanding bears to the total numbers of shares outstanding at the time of redemption.

7. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

8. CAPITAL LOSS CARRYFORWARD

     At October 31, 1995, the Funds had the following available capital loss carryforwards:


                                                                                      EXPIRING IN    EXPIRING IN    EXPIRING IN
                                                                                         2001           2002           2003
                                                                                      -----------    -----------    -----------
Income Fund........................................................................     $--          $ 1,470,465    $   --
Equity Fund........................................................................      83,928        2,818,754      1,830,291

BJB INVESTMENT FUNDS
                                                    INDEPENDENT AUDITORS' REPORT
BJB GLOBAL INCOME FUND
AND BJB INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
The Board of Trustees
BJB Investment Funds

     We have audited the accompanying statements of assets and liabilities of the BJB Global Income Fund and BJB International Equity Fund, portfolios of the BJB Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights for each of the years or periods in the three-year period ended October 31, 1995, and for the period from July 1, 1992 (commencement of operations) to October 31, 1992, for the BJB Global Income Fund, and the financial highlights for each of the years or periods in the two-year period ended October 31, 1995, and for the period from October 4, 1993 (commencement of operations) to October 31, 1993 for the BJB International Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BJB Global Income Fund and BJB International Equity Fund as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods referred to in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 8, 1995

                                ANNUAL REPORT



                                   [LOGO]


                                     BJB
                                   Global
                                   Income
                                    Fund


                                     BJB
                                International
                                   Equity
                                    Fund

                               October 31, 1995